Southern First Bancshares, Inc.

Stephens

Investor Meeting
August 15th, 2017

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Corporate profile:


NORTH CAROLINA
Asheville
Charlotte
Raleigh
Greenville
Atlanta
Columbia
SOUTH CAROLINA
Augusta
GEORGIA
Charleston
Savannah

Southern First markets:

- Greenville, SC: 2000
- Columbia, SC: 2007
- Charleston, SC: 2012
- Raleigh, NC: 2016
- Atlanta, GA: 2017

Southern FIRST

Southern First Bancshares

Corporate Profile

- **Overview:**
  - Headquartered in Greenville, South Carolina
  - 17 year old bank
  - 10 offices in Greenville, Columbia, Charleston, and Raleigh
    - Atlanta office pending

- **Financial snapshot (as of June 30, 2017)**
  - Total assets: $1.5 billion
    - 3rd largest bank headquartered in South Carolina
  - ROAA: .97% *
  - ROAE: 10.92% *
  - NPA's / charge offs: .37% / .11%
  - Efficiency ratio: 59%
  - TCE: 9.27%
  - Total risk-based capital: 13.42%

* annualized based on Q2 2017

2017 Q2 Highlights:

- Net income was $3.6 million ($.49 EPS) – 9% increase over Q2’16
- Net interest income increased 17.5% over Q2’16
- Total deposits increased $87 million for the quarter / $249 million since Q2 2016 - 24% increase over Q2’16
- Total loans increased $81 million for the quarter / $234 million since Q2 2016 - 22% increase over Q2’16
- Completed a $25 million capital raise in April 2017
- Book value per common share increased to $19.52

SFST Valuation:

Increased 37% over one year / 401% over five years

- Current stock price - $37.05 *
- 189.6x book value / 19x LTM EPS
- 7.3 million shares outstanding


Year
5 Year Stock Appreciation
08/07/17
$41.00
35.00
31.00
27.00
23.00
19.00
17.00
15.00
13.00
11.00
9.00
7.00
Oct 13 Apr Jul Oct 14 Apr Jul Oct 15 Apr Jul Oct 16 Apr Jul Oct 17 Apr Jul

* As of August 8th, 2017

SFST – recent capital offering

- Issued 805,000 new shares of common stock
- Price per share - $32.75
- Net proceeds - $24.8 million

	March 31, 2017	June 30, 2017
Tangible book value / share	$17.53	$19.52
Tangible common equity ratio	7.74%	9.27%
Tier 1 Leverage Ratio	9.21%	10.43%
Total Risk-based Capital Ratio	11.93%	13.42%

Deposit Composition – Q2 2017

Current deposit cost - .51% (YTD)


Wholesale CD's, 8%
Non-interest Checking, 21%
Retail CD's, 18%
Savings, 1%
Interest Checking, 17%
Money Market, 35%

Loan Composition – Q2 2017

Current loan yield – 4.55% (YTD)


Consumer Construction, 3%
Other, 2%
Commercial Owner Occupied, 24%
Home Equity, 11%
Consumer real estate, 18%
Commercial, Non-owner Occupied, 23%
Business, 16%
Commercial Construction, 3%

Strategic Vision

Market expansion:

Raleigh NC





Atlanta GA





Right Market / Right Time / Right Bankers

Southern First Bancshares

Growing shareholder value

- Growth – organic strength in each market
- Performance – earnings / risk management
- Model – technology / efficient structure
- Markets – attractive markets in SC, NC, & GA
- Leadership – performance driven

Southern FIRST

Southern First

Southern First Bancshares, Inc.

Stephens

Thank You